UNIVEST

BANKING | INSURANCE | INVESTMENTS

Investor Presentation

May 14, 2019

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

The information contained in this presentation may contain forward-looking statements. The words "believe," "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions generally identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below as well as the risk factors described in Item 1A, "Risk Factors" in our Form 10-K for the year ended December 31, 2018:

- Operating, legal and regulatory risks;
- Economic, political and competitive forces impacting various lines of business;
- Legislative, regulatory and accounting changes;
- Demand for our financial products and services in our market area;
- Volatility in interest rates;
- The composition and credit quality of our loan and investment portfolios;
- Our ability to access cost-effective funding;
- Our ability to continue to implement our business strategies;
- Our ability to manage market risk, credit risk and operational risk;
- Timing of revenue and expenditures;
- Returns on investment decisions;
- System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers;
- Our ability to retain key employees;
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of this presentation. Univest Financial Corporation (the Corporation) expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Experienced management team with proven performance track record
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Customer base primarily consists of individuals, businesses, municipalities and nonprofit organizations
- Operating leverage and scale with $5.0 billion of bank assets, $3.6 billion of wealth AUM and agent for $180 million of underwritten insurance premiums
  - Most recent acquisition was July 1, 2016 (Fox Chase Bank with $1.0 billion of assets)
  - Strong organic growth since July 1, 2016, primarily driven by Lancaster lift-out (Q2 2016)

2019 Strategy

- Continue to take advantage of market dislocation and focus on hiring commercial lenders including potential team lift-outs
  - Hired 8 individuals including 5 relationship managers/business developers in the Western Lancaster County/York County Market in March 2019
  - Hired 3 relationship managers in the South Jersey/Philadelphia market in April 2019
- Focus primarily on Commercial Loan organic growth (Target total portfolio growth of 9%)
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Continued investment in digital and infrastructure technology and customer relationship management tools
- Multi-prong approach to deposits:
  - Commercial customers
  - Comprehensive Cash Management offering
  - Municipalities, Counties and Authorities (Public Funds)
  - Retail promotions
  - Brokered

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams (targeting 28 – 30% of total revenue for 2019)
- Ability to scale and obtain operating leverage
- Strong earnings performance with 1st Quarter 2019 ROA of 1.30%, ROE of 10.3% and ROTE of 14.4%(3)
- Dividend Yield of 3.17% (1)
- Attractive valuation –
  - 11.7x Projected 2019 EPS (1)(2)
  - 1.60x Tangible Book Value per Share (1)(4)

(1) Based on price of $25.22 (represents 4/30/19 closing price).
(2) Based on analyst average consensus of $2.15 EPS for 2019 (KBW analyst projection of $2.15, Piper analyst projection of $2.20 and Sandler analyst projection of $2.09).
(3) Calculated using "Average Tangible Common Equity" which is a Non-GAAP measure. Refer to appendix for reconciliation.
(4) Calculated using "Tangible Common Equity" which is a Non-GAAP measure. Refer to appendix for reconciliation.

SUMMARY FINANCIAL DATA

Core Diluted Earnings Per Share*



(16.2% Core EPS growth from Q1 2017 to Q1 2019)
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.41
$0.41
$0.42
$0.41
$0.46
$0.47
$0.51
$0.58
$0.55
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

*Calculated using "Core Net Income Allocated to Common Shares" which is a Non-GAAP measure. Refer to appendix for reconciliation.
Note: Graph begins with March 2017, representing first quarter subsequent to Fox Chase Bank acquisition with no transaction related costs.

Tangible Book Value Per Share*

(Target 8-10% Annual Growth[1])



$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
Benefit of 12/2017
Capital Raise = $1.21
$12.38
$12.75
$13.06
$13.23
$14.44
$14.54
$14.51
$14.83
$15.25
$15.72
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

*Calculated using "Tangible Common Equity" which is a Non-GAAP measure. Refer to appendix for reconciliation.
(1) Assume no Wealth or Insurance acquisitions.

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Significant Growth in ROAA & ROTE



Core ROAA*
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

*Calculated using "Core Net Income" which is a Non-GAAP measure. Refer to appendix for reconciliation.



Core ROTE**
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

**Calculated using "Core Net Income" and "Average Tangible Common Equity" which are Non-GAAP measures. Refer to appendix for reconciliation.

Loan Growth by Segment



Loan Detail
$'s in 000's
CAGR = 10.0%
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Commercial, financial and agricultural
Commercial Real Estate
Real Estate - Residential
Loans to Individuals
Lease Financings

*Includes Univest Financial Corporation plus Fox Chase Bancorp merger closed on July 1,2016

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Deposit Growth by Segment



Deposit Detail
$'s in 000s
CAGR = 9.6%
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

*Includes Univest Financial Corporation plus Fox Chase Bancorp merger closed on July 1,2016

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Net Interest Income (Slightly Asset Sensitive)



Core Net Interest Margin*(1)
(Excludes Purchase Accounting)
CAGR = 11.6%
$'s (000)
40,000
35,000
30,000
25,000
3.80%
3.75%
3.70%
3.65%
3.60%
3.55%
3.50%
Proforma Core Margin*(1)
3.53%
3.64%
3.61%
3.62%
3.64%
3.70%
3.70%
3.68%
3.71%
3.74%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Core Net Interest Income (1)
Proforma Core Margin*(1)

*Proforma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a proforma 21% tax rate for all periods presented
(1) Calculated using "Core Net Interest Income" which is a Non-GAAP measure. See appendix for reconciliation.

Efficiency Ratios – Continued Improvement



70.0%
65.0%
60.0%
55.0%
65.0%
63.9%
62.0%
66.5%
64.3%
62.5%
61.5%
60.5%
58.9%
UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania. This amount is included in noninterest expense and overstates our efficiency ratio by approximately 170 bp compared to other banks that do not have this tax.
UVSP's effective tax rate would be approximately 500 bp higher if the Bank Shares Tax was included in income tax expense.
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Financial Statement Efficiency Ratio (Noninterest Expense/Total Revenue As Reported)
Core Tax Adjusted Efficiency Ratio (Core Noninterest Expense/Tax Equivalent Revenue)*,**
Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Tax Equivalent Revenue)*,**

*Non-GAAP measure. Refer to appendix for reconciliation.
**Based upon a proforma 21% tax rate for all periods presented.

Stable Asset Quality



Nonperforming Assets
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
Other Real Estate Owned
Troubled Debt Restructured Loans and Leases
Nonaccrual & 90+ Past Due Loans and Leases
Ratio of Net Charge-offs to Average Loans and Leases
Nonperforming Assets to Total Assets



Nonaccrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
ALLL / non-accrual Loans and Leases
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2018
Nonaccrual Loans and Leases
ALLL / nonaccrual loans and leases

Strong Capital Ratios Provide for Operating Flexibility


Univest Financial Corporation (Parent)
(Cash Position of $78.2 million at 3/31/19)
15.0%
10.0%
5.0%
0.0%
10.10%
5.00%
10.93%
8.50%
13.77%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Required Capital Ratio with full Basel III phase-in
Univest Financial Corp (3/31/19)


Univest Bank & Trust Co. (Bank)
15.0%
10.0%
5.0%
0.0%
10.05%
5.00%
10.89%
8.50%
11.61%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Required Capital Ratio with full Basel III phase-in
Univest Bank & Trust (3/31/19)

BUSINESS OVERVIEW

Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

Univest Financial Center Locations



Hamilton Crossings
Bethlehem
Milford
East Greenville
Perkasie
Plumsteadville
Lahaska
Hilltown
Souderton
Vernfield
Franconia
Doylestown
Chalfont
Schwenksville
Skippack
Line Lexington
Lansdale
Montgomeryville
Newtown
Warminster
Richboro
Hatboro
Collegeville
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
Intercourse
West Chester
Fairmount
Philadelphia
University City
South Philadelphia
Trenton
NEW JERSEY
Ocean City, Cape May County

UNIVEST
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Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares and WSFS' acquisition of Beneficial, Univest is one of the three largest community focused financial institutions remaining headquartered in the Philadelphia market (Bryn Mawr Trust and WSFS). Only one of the three primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia.
- Of these nine counties, the Univest financial center network is present in seven: Bucks, Montgomery, Philadelphia, Chester, Lancaster, Lehigh and Northampton.

Market Share (June 30, 2018)

Market	Market Rank	# of Branches	Deposits	6/2018 Share %	6/2017 Share %
Montgomery County	5th	13	$2.1B	7.3%	6.7%
Bucks County	6th	11	$935M	5.1%	4.5%
Philadelphia County	13th	6	$427M	0.8%	0.9%

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Executive Leadership Team

Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	45	11	President and CEO, Univest Corporation of PA
Michael S. Keim	51	10	President, Univest Bank and Trust Co.
Roger S. Deacon	55	3	Senior Executive Vice President, Chief Financial Officer (Retiring June 30, 2019) (Former Fox Chase Chief Financial Officer for nine years)
Brian J. Richardson	36	3	Executive Vice President, Director of Finance (Chief Financial Officer effective July 1, 2019) (Former Fox Chase Director of Accounting for five years)
Megan D. Santana	43	3	Executive Vice President, Chief Risk Officer and General Counsel
Duane J. Brobst	66	25	Senior Executive Vice President, Chief Credit Officer
Philip C. Jackson	69	13	President, Commercial Banking, Lehigh Valley Division
Michael S. Fitzgerald	55	3	President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years)
Thomas J. Jordan	51	3	President, Commercial Banking, Lancaster Division
Ronald R. Flaherty	51	10	President, Univest Insurance, Inc.
Kevin B. Norris	60	5	President, Girard (Univest Wealth Management Division)
William J. Clark	55	12	President, Univest Capital, Inc.
Brian E. Grzebin	47	1	President, Mortgage Banking Division (hired May 2018)
Dana E. Brown	51	2	Executive Vice President, Consumer Services
Eric W. Conner	48	12	Executive Vice President and Chief Information Officer
M. Theresa Schwartzer	48	15	Executive Vice President and Director of Human Resources
Annette D. Szygiel	56	15	Executive Vice President and Chief Experience Officer

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Commercial Banking

- 86 lenders, relationship managers and portfolio managers operating in three divisions established by geography (serving clients within a 2 hour drive of listed geographies)
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $441,000
  - C&I - $210,000
  - Tax-exempt - $2.4 million
- Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services

Commercial Loan Detail as of 3/31/2019



Tax-Exempt 8%
C&I 25%
Commercial Real Estate 67%
*includes $360.9 million of Residential Real Estate secured for Business Purposes

($3.3 Billion; represents 81.2% of total loans)

Consumer Banking

- 39 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
  - Opened Bethlehem (Northampton County), University City (Philadelphia County) and Strasburg, Brownstown and Georgetown (Lancaster County) during 2017;
  - Opened Intercourse, Lancaster County in May 2018.
- Proactively addressed continued reduction in transactional volume by closing fifteen financial centers since September 2015; Reinvesting savings to cover our operating footprint
  - Closed three financial centers (Green Lane, Quakertown and Telford) in April 2018;
  - Continued evaluation and optimization of retail network;
  - Consolidate historical core market and reinvest in expanded footprint and technology.
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Mortgage Banking

- 24 Home Loan Consultants operating in Southeastern PA
  - Centralized processing, closing and underwriting
- Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - Received approval as a GNMA issuer in 2018
  - FHA, VA and USDA loans currently sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $1.0 billion in loans serviced for others as of March 31, 2019
- Residential mortgages (includes home equity loans) on balance sheet of $590 million or 14.5% of total loans as of March 31, 2019



Residential Mortgage Loan Closings
$'s (000)
$400,000
$300,000
$200,000
$100,000
$-
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31 except 2019 which is as of and for the period ended March 31

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Univest Capital, Inc.

- Equipment financing business with $141 million in lease receivables as of March 31, 2019
  - Average lease size $37,000, typically with four year term
- Primary industries served: health care, education/office, automotive, golf/turf, technology and energy
- Manage residual risk by primarily using $1 buyout leases (~$672K of residuals as of March 31, 2019)



Lease Financing
145,000
125,000
105,000
85,000
65,000
45,000
25,000
$'s (000)
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Commercial
Government
Yield

Chart data as of and for years ended December 31 except 2019 which is as of and for the period ended March 31

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Effective January 1, 2019, the Wealth division was rebranded as Girard (i.e. Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC)
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in 2014
- $3.6 billion in assets under management/ supervision at March 31, 2019



Assets Under Management
3,600,000
3,000,000
2,400,000
1,800,000
1,200,000
600,000
-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018*
2019
RIA & Pension Services
Broker/Dealer
Trust

* Includes impact of Equity Market volatility during the 4th quarter of 2018
Chart data as of December 31 except 2019 which is as of March 31

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Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Last acquisition was Sterner Insurance in 2014, provided presence in Lehigh Valley
- Agent for written premiums of $180 million as of March 31, 2019
- 2019 year-to-date revenue growth of 5.2% compared to the same period in 2018 (4.1% excluding contingent income)



Agent Written Premiums
$'s (000)
180,000
150,000
120,000
90,000
60,000
30,000
-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Commercial
Personal
Employee Benefits

Chart data as of December 31 except 2019 which is as of March 31

APPENDIX

(Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

This presentation includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). The management of Univest Financial Corporation uses these non-GAAP measures in its analysis of the Corporation's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of the Corporation. See below tables for additional information.

$'s in thousands

1. Core Net Income Allocated to Common Shares

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net income allocated to common shares	$10,743	$11,657	$11,100	$10,182	$12,752	$4,325	$14,878	$18,272	$16,012
Less: BOLI Death Benefits allocated to common shares	-	879	-	-	-	441	-	-	-
Plus: Restructuring Charges allocated to common shares	-	-	-	-	446	-	-	-	-
Plus: Borrower Fraud Related Charge-off allocated to common shares	-	-	-	-	-	9,949	-	(1,430)	-
Plus: Deferred Tax Asset Revaluation allocated to common shares	-	-	-	1,039	-	-	-	-	-
Core Net Income allocated to common shares	$10,743	$10,777	$11,100	$11,220	$13,199	$13,832	$14,878	$16,842	$16,012

2. Tangible Common Equity

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Shareholders' Equity	$511,880	$521,306	$528,798	$603,374	$606,719	$605,294	$614,242	$624,133	$637,606
Less: Goodwill	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559
Less: Other Intangibles[1]	9,421	8,687	8,011	7,336	6,741	6,159	5,690	5,222	4,805
Tangible Common Equity	$329,900	$340,060	$348,228	$423,479	$427,419	$426,576	$435,993	$446,352	$460,242

3. Core Net Income

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net Income	$10,856	$11,778	$11,196	$10,264	$12,850	$4,357	$14,964	$18,372	$16,079
Less: BOLI Death Benefits	-	889	-	-	-	446	-	-	-
Plus: Restructuring Charges	-	-	-	-	451	-	-	-	-
Plus: Borrower Fraud Related Charge-off	-	-	-	-	-	10,057	-	(1,446)	-
Plus: Deferred Tax Asset Revaluation	-	-	-	1,050	-	-	-	-	-
Core Net Income	$10,856	$10,889	$11,196	$11,314	$13,301	$13,968	$14,964	$16,926	$16,079

4. Average Tangible Common Equity

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Average Shareholders' Equity	$509,054	$517,697	$527,032	$554,071	$605,973	$611,667	$611,803	$619,204	$631,574
Less: Average Goodwill	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559
Less: Average Other Intangibles[1]	9,821	9,080	8,379	7,700	7,064	6,468	5,947	5,473	5,031
Average Tangible Common Equity	$326,674	$336,058	$346,094	$373,812	$426,350	$432,640	$433,297	$441,172	$453,984

(1) Amount does not include servicing rights

Appendix – Non-GAAP Reconciliations

$'s in thousands

5. Core Net Interest Income

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net Interest Income	$34,283	$35,300	$36,888	$36,705	$37,272	$38,990	$40,423	$41,376	$41,523
Less: Purchase Accounting Net Interest Income	764	743	1,064	449	146	349	343	199	60
Core Net Interest Income	$33,518	$34,557	$35,823	$36,256	$37,126	$38,642	$40,079	$41,176	$41,463

6. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Noninterest expense	$32,029	$32,549	$32,695	$33,440	$35,126	$34,347	$34,370	$33,397	$35,557
Less: Acquisition and Integration costs	-	-	-	-	-	-	-	-	-
Less: Restructuring costs	-	-	-	-	571	-	-	-	-
Core Noninterest Expense	32,029	32,549	32,695	33,440	34,555	34,347	34,370	33,397	35,557
Less: Bank Capital Stock Tax	934	911	902	897	984	991	991	891	986
Core Noninterest Expense, excluding PA shares tax	$31,096	$31,638	$31,793	$32,542	$33,570	$33,356	$33,379	$32,506	$34,571

7. Tax Equivalent Revenue

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Total Revenue	$49,253	$51,309	$50,996	$50,857	$52,854	$54,305	$55,284	$55,793	$57,820
Plus: Tax Equivalent Adjustment	880	1,101	857	891	847	989	887	768	904
Tax Equivalent Revenue*	$50,133	$52,410	$51,853	$51,748	$53,701	$55,293	$56,170	$56,561	$58,725

*Based upon a proforma 21% tax rate for all periods presented.

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